UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2017

Rex Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33610	20-8814402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

366 Walker Drive

State College, Pennsylvania 16801

(Address of Principal Executive Office and Zip Code)

(814) 278-7267

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On June 6, 2017, Rex Energy Corporation (the “Company”) announced that NASDAQ has informed the Company that the Company regained compliance with NASDAQ’s Listing Rule 5550(a)(2) (which requires the closing bid price of the Company’s common stock to be at or greater than $1.00 for a specified period of time, in this case 10 trading days) as of May 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REX ENERGY CORPORATION

Date: June 6, 2017	By:	/s/ Jennifer L. McDonough
Name: Jennifer L. McDonough
Title: Sr. Vice President, General Counsel and Corporate Secretary